UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2025

BioCryst Pharmaceuticals, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-23186	62-1413174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Emperor Blvd., Suite 200 Durham, North Carolina (Address of Principal Executive Offices)	27703 (Zip Code)

(919) 859-1302
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously announced, on June 27, 2025, BioCryst Pharmaceuticals, Inc., a Delaware corporation (“BioCryst” or the “Company”), and BioCryst Ireland Limited (“BioCryst Ireland”), a private limited company incorporated under the laws of Ireland and a wholly owned subsidiary of the Company, entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Neopharmed Gentili S.p.A., a corporation organized under the laws of Italy (the “Purchaser”), pursuant to which, the Company agreed to sell to the Purchaser all of its equity interests in BioCryst Ireland, which together with its subsidiaries holds certain assets and rights related to the Company’s European ORLADEYO® business (the “Transaction”). On October 1, 2025, the Company completed the sale of all of its equity interests in BioCryst Ireland to the Purchaser and received cash proceeds of $250,000,000, subject to customary purchase price adjustments as set forth in the Purchase Agreement.  The description of the Purchase Agreement (and related transactions) does not purport to be complete and is subject to, and qualified by reference to, the full text of the Purchase Agreement filed by the Company as Exhibit 2.1 to its Current Report on Form 8-K dated June 30, 2025.

Item 1.01.	Entry into a Material Definitive Agreement

In connection with the Transaction, on October 1, 2025, the Company and BioCryst Ireland amended and restated that certain IP Licence Agreement by and between the Company and BioCryst Ireland, dated as of May 13, 2021 (such amended and restated agreement, the “Amended and Restated IP Licence Agreement”).  Pursuant to the Amended and Restated IP Licence Agreement, the Company granted to BioCryst Ireland an exclusive license under certain patents, solely to the extent reasonably necessary or useful for the commercialization of ORLADEYO® products for use in the Field (as defined in the Amended and Restated IP Licence Agreement) in the Territory (as defined in the Purchase Agreement), and a non-exclusive license under certain know-how, copyrights and other intellectual property, solely to the extent reasonably necessary or useful for the development, manufacture and commercialization of ORLADEYO® products for use in the Field in the Territory, in each case subject to the terms and conditions set forth therein.  The foregoing description of the Amended and Restated IP Licence Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Amended and Restated IP Licence Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated into this Item 1.01 by reference.

In connection with the Transaction, on October 1, 2025, the Company and BioCryst Ireland entered into a supply agreement, pursuant to which the Company will be the exclusive supplier of ORLADEYO® products to BioCryst Ireland for commercialization for use in the Field in the Territory (the “Supply Agreement”). The foregoing description of the Supply Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Supply Agreement, a copy of which is filed as Exhibit 10.2 hereto and is incorporated into this Item 1.01 by reference.

In connection with the Transaction, on October 1, 2025, the Company and BioCryst Ireland entered into a global brand and support agreement, which provides for coordination of brand and regulatory activities between the parties regarding the ORLADEYO® products (the “Global Brand and Support Agreement”). The foregoing description of the Global Brand and Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Global Brand and Support Agreement, a copy of which is filed as Exhibit 10.3 hereto and is incorporated into this Item 1.01 by reference.

In connection with the Transaction, on October 1, 2025, the Company and BioCryst Ireland entered into a mutual transition services agreement pursuant to which BioCryst Ireland and the Company will provide each other with certain transition services for the periods of time and for the compensation as set forth therein (the “Transition Services Agreement”).  Such services will be provided on customary commercial terms.  The foregoing description of the Transition Services Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the text of the Transition Services Agreement, a copy of which is filed as Exhibit 10.4 hereto and is incorporated into this Item 1.01 by reference.

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In connection with the Transaction, on October 1, 2025, the Company and BioCryst Ireland entered into a trademark license agreement, pursuant to which the Company granted to BioCryst Ireland a non-exclusive transitionary license to use the “BioCryst” name, solely to develop, manufacture and commercialize ORLADEYO® products for use in the Field in the Territory for a limited period of time and an exclusive license to use the ORLADEYO® product name to commercialize ORLADEYO® products for use in the Field in the Territory for the term of the Amended and Restated IP Licence Agreement, in each case subject to the terms and conditions set forth therein (the “Trademark License Agreement”).  The foregoing description of the Trademark License Agreement does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Trademark License Agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated into this Item 1.01 by reference.

Item 8.01.	Other Events

On October 1, 2025, the Company issued a press release announcing, among other things, the consummation of the Transaction.  A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amended and Restated IP Licence Agreement, dated as of October 1, 2025, by and between the Company and BioCryst Ireland.*

10.2	Supply Agreement, dated as of October 1, 2025, by and between the Company and BioCryst Ireland.*

10.3	Global Brand and Support Agreement, dated as of October 1, 2025, by and between the Company and BioCryst Ireland.*

10.4	Transition Services Agreement, dated as of October 1, 2025, by and between the Company and BioCryst Ireland.*

10.5	Trademark License Agreement, dated as of October 1, 2025, by and between the Company and BioCryst Ireland.*

99.1	Press Release, dated October 1, 2025, regarding the consummation of the Transaction.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*The schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioCryst Pharmaceuticals, Inc.

Dated: October 1, 2025	By:	/s/ Alane Barnes
Alane Barnes
Chief Legal Officer

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